                                                                     EXHIBIT 4.2
                                [LOGO OF INS]
                        INTERNATIONAL NETWORK SERVICES

COMMON STOCK                                              COMMON STOCK

 [NUMBER]                                                   [SHARES]
INS

INCORPORATED UNDER                                      SEE REVERSE FOR
  THE LAWS OF THE                                      STATEMENTS RELATING
STATE OF CALIFORNIA                                   TO RIGHTS, PREFERENCES,
                                                    PRIVILEGES AND RESTRICTIONS,
                                                              IF ANY
                                                        CUSIP 460053 10 1


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                        INTERNATIONAL NETWORK SERVICES

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

/s/ Kevin J. Laughlin                  COUNTERSIGNED AND REGISTERED:
- -------------------------------        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
         SECRETARY                     TRANSFER AGENT and REGISTRAR


/s/ Donald K. McKinney                 BY
- -------------------------------          -------------------------------
      CHAIRMAN OF THE BOARD                   Authorized Signature
  AND CHIEF EXECUTIVE OFFICER
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    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common
TEN ENT  --  as tenants by the entireties
JT TEN   --  as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --  _______________ Custodian _______________
                           (Cust)                   (Minor)
                      under Uniform Gifts to Minors
                      Act _____________________________________
                                      (State)

UNIF TRF MIN ACT --   _______________ Custodian (until age ____ ) ____________
                           (Cust)                                    (Minor)
                      under Uniform Transfers
                      to Minors Act _____________________________
                                              (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------
|                                     |
- ---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                              X  ______________________________________________

                              X  ______________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17AD-15.